SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 29, 2007

                       Industrial Electric Services, Inc.
             (Exact Name of Registrant as Specified in its Charter)

        Florida                    333-129355                20-3505071
        State of                   Commission                IRS Employer
        Incorporation              File  Number              I.D.Number

                               Shennan Zhong Road
                                 PO Box 031-114
                                 Shenzhen, China
                                 ---------------
                     Address of principal executive offices

                   Registrant's telephone number: 212-561-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

            We are filing this amendment to our Form 8-K filed on March 29, 2007, reporting, among other things, a change in our certifying accountant's under Item 4.01, at the request of our former certifying accountant, Pender Newkirk & Company LLP, which subsequent to March 29, 2007, advised us that they had not had the opportunity to review the disclosure in the Form 8-K prior to filing.

Item 4.01 Changes in Registrant's Certifying Accountant.

      (a) On March 29, 2007, Industrial Electric Services, Inc. ("we" or the "Company") appointed the firm of Morgenstern, Svoboda, & Baer, CPAs, P.C. ("New Auditor") as the Company's independent auditor and, as of such date, dismissed the firm of Pender Newkirk & Company LLP ("Former Auditor"), which had been serving as the Company's independent auditor up to such date.

      (b) The reports of the Former Auditor on the Company's financial statements for the fiscal years ended December 31, 2005 and December 31, 2006 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles. During the fiscal years ending December 31, 2005 and December 31, 2006 and the period from December 31, 2006 to March 29, 2007, the Company did not have any disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with the Former Auditor as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).

      (c) The Company has not consulted with the New Auditor regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the present.

      (d) A letter of the Former Auditor addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this report on Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.01 as they refer to such firm.

      (e) The dismissal of the Former Auditor and appointment of the New Auditor as the Company's independent auditor was approved by the Board of Directors of the Company on March 29, 2007.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      16.1 Letter on Change in Certifying Accountant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2007

                                              Industrial Electric Services, Inc.


                                              By: /s/ Xia Wu
                                                  ------------------------------
                                                  Name: Xia Wu
                                                  Title: Chief Executive Officer